UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

BARNWELL INDUSTRIES, INC.

______________________

(Exact name of registrant as specified in its charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (808) 531-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 8.01.	Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on December 4, 2006 that is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
	99.1	Press Release, December 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2006	BARNWELL INDUSTRIES, INC. /s/ Russell M. Gifford Russell M. Gifford Executive Vice President and Chief Financial Officer